UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 26, 2010

Dominion Resources, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 26, 2010, Dominion Resources, Inc. issued a press release announcing a reduction in reported earnings determined in accordance with Generally Accepted Accounting Principles (GAAP) for the 12 months ended December 31, 2009. The reduction is related to a stipulated settlement agreement filed with the Virginia State Corporation Commission on February 26, 2010. The press release and revised Earnings Release Kit reflecting the reduction in earnings and supplemental schedules are furnished with this Form 8-K as Exhibits 99.1 through 99.4, respectively.

Item 9.01 Financial Statements and Exhibits.

Exhibit
99.1	Dominion Resources, Inc. press release dated February 26, 2010
99.2	Dominion Resources, Inc. Earnings Release Kit
99.3	2009 Segment Operating Results
99.4	Supplemental Summary of 2009 Operating Earnings

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION RESOURCES, INC.
Registrant

/s/Carter M. Reid
Carter M. Reid Vice President – Governance and Corporate Secretary

Date: February 26, 2010